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MTS SYSTEMS CORPORATION
14000 Technology Drive
Eden Prairie, MN  55344-2290
Telephone 952-937-4000
FAX 952-937-4515
--------------------------------------------------------------------------------

NEWS RELEASE

FOR IMMEDIATE RELEASE                   For More Information Contact:
APRIL 26, 2006                          Susan Knight, Chief Financial Officer
                                        (952) 937-4000
                                        Paul Runice, Treasurer
                                        (952) 937-4003


MTS REPORTS 51% INCREASE IN SECOND QUARTER EPS BEFORE STOCK COMPENSATION EXPENSE; RAISES FULL YEAR EPS OUTLOOK

Eden Prairie, Minn., April 26, 2006 - MTS Systems Corporation (NASDAQ: MTSC) today reported second quarter earnings of $0.58 per diluted share on net income of $11.3 million, an increase of 41 percent compared to earnings of $0.41 per diluted share on net income of $8.5 million for the comparable period in fiscal 2005. Excluding $0.9 million stock compensation expense in the second quarter, earnings per diluted share would have been $0.62, an increase of 51 percent over the comparable period in fiscal 2005. Earnings for second quarter fiscal 2006 included a $0.9 million pre-tax gain on the sale of assets associated with the Company's noise and vibration business.

"The earnings performance for the quarter was very positive," said Sidney W. Emery, Jr., Chairman and CEO. "Our revenue and gross profit results were indicative of strong operating performance, which -- along with our recent block share buyback -- has caused us to raise our full year EPS guidance. The revised outlook for fiscal 2006 earnings per share is $1.80-$1.90, compared to the previous outlook of $1.66-$1.76. Despite delayed orders in the quarter, we are confirming our revenue guidance range of $395-$405 million for the year."

Second quarter orders totaled $81.5 million, down 34 percent compared to orders of $123.1 million for second quarter fiscal 2005, primarily due to a decrease in large custom orders in the Test segment. Second quarter fiscal 2005 orders included two multi-year orders, totaling $43 million, in the ground vehicles and aerospace markets. Backlog decreased 10 percent in the quarter, to $195 million from $216 million.

Revenue for the second quarter totaled $102.9 million, up 7 percent compared to $96.1 million for second quarter fiscal 2005. This increase was primarily attributable to increased short-cycle and service business in the Test segment and continued growth in the Industrial segment, partially offset by an estimated $5.2 million unfavorable impact of currency translation.

Gross profit for the second quarter was $45.8 million, an increase of 8 percent compared to $42.3 million for second quarter fiscal 2005. This increase was primarily due to increased volume in both segments and reduced Test segment warranty expense. The favorable gross profit was partially offset by an estimated $1.3 million unfavorable impact of currency translation. Second quarter income from operations totaled $17.1 million, up 17 percent compared to income from operations of $14.6 million for second quarter fiscal 2005. This increase was due to higher gross profit and a $0.9 million pre-tax gain on sale of assets of the Company's noise and vibration business, partially offset by planned increases in operating expenses, $1.2 million of stock compensation expense, and an estimated $0.6 million unfavorable impact of currency translation. Net income for the second quarter was $11.3 million, an increase of 33 percent compared to net income of $8.5 million for second quarter fiscal 2005, driven by higher income from operations and a $1.2 million loss from discontinued operations in second quarter 2005.

MTS News Release
Page 2

Cash, cash equivalents and short-term investments at the end of the second quarter totaled $107 million, reflecting the use of $37.3 million in cash to purchase shares of the Company's common stock during the second quarter, compared to $144 million at the end of first quarter fiscal 2006.

SEGMENT RESULTS
---------------

TEST SEGMENT:

Test segment orders totaled $65.1 million for second quarter fiscal 2006, a decrease of 39 percent compared to orders of $107.2 million for second quarter fiscal 2005, reflecting a decrease in large custom orders. Second quarter fiscal 2005 orders included two multi-year orders totaling $43 million. Backlog decreased 10 percent in the quarter, to $189 million from $210 million. Second quarter revenue was $87.0 million, an increase of 8 percent compared to $80.7 million for second quarter fiscal 2005, reflecting an increase in short-cycle and service business, partially offset by an estimated $4.2 million unfavorable impact of currency translation. Second quarter gross profit was $37.4 million, an increase of 6 percent compared to $35.3 million for second quarter fiscal 2005, primarily due to higher volume and reduced warranty expense, partially offset by unfavorable product mix and an estimated $0.8 million unfavorable impact of currency translation. Income from operations for second quarter fiscal 2006 totaled $14.6 million, up 14 percent compared to income from operations of $12.8 million for second quarter fiscal 2005. The increase was primarily attributable to increased gross profit and a $0.9 million gain on sale of assets of the Company's noise and vibration business, partially offset by planned increases in operating expenses, $1.1 million of stock compensation expense, and an estimated $0.3 million unfavorable impact of currency translation.

INDUSTRIAL SEGMENT:

Industrial segment orders totaled $16.4 million for the quarter, an increase of 3 percent compared to orders of $15.9 million for second quarter fiscal 2005, reflecting continued growth in the Sensors business in Europe and Asia. Backlog of $6 million was essentially flat in the quarter. Second quarter revenue was $15.9 million, an increase of 3 percent compared to revenue of $15.4 million for second quarter fiscal 2005, net of an estimated $1.0 million unfavorable impact of currency translation. Second quarter gross profit was $8.4 million, an increase of 20 percent compared to $7.0 million for second quarter fiscal 2005. The improvement in gross profit was attributable to favorable product mix and prior year charges associated with product line changes, partially offset by an estimated $0.5 million unfavorable impact of currency translation in second quarter fiscal 2006. Income from operations for second quarter fiscal 2006 was $2.5 million, an increase of 39 percent compared to income from operations of $1.8 million for second quarter fiscal 2005, primarily due to higher volume, partially offset by an estimated $0.3 million unfavorable impact of currency translation.

NON-GAAP FINANCIAL MEASURES

A reconciliation of financial results before and after the impact of stock compensation expense is included in this release as Exhibit A. This reconciliation includes financial measures that do not reflect generally accepted accounting principles (GAAP). These non-GAAP financial measures are provided for additional clarification of the Company's financial performance. Investors should consider these non-GAAP financial measures in addition to, not as a substitute for or better than, financial measures prepared in accordance with GAAP.


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MTS News Release
Page 3


SECOND QUARTER CONFERENCE CALL
------------------------------

A conference call will be held on Thursday, April 27, at 10:00 a.m. EDT (9:00 a.m. CDT). Call +1-785-832-1508; and state the Conference ID "MTS" or Program Title "MTS Quarterly Conference Call." Telephone re-play will be available through 11:59 p.m. EDT, May 11, 2006. Call +1-402-220-2673.

If you prefer to listen live over the Internet, please log on to the web at http://www.mts.com/news/financial_news.htm and click on the webcast link. The call will be archived through 11:59 p.m. EDT, July 25, 2006.

ABOUT MTS SYSTEMS CORPORATION
-----------------------------

MTS Systems Corporation is a leading global supplier of test systems and industrial position sensors. The Company's testing hardware and software solutions help customers accelerate and improve their design, development, and manufacturing processes and are used for determining the mechanical behavior of materials, products, and structures. MTS' high-performance position sensors provide controls for a variety of industrial and vehicular applications. MTS had 1,549 employees and revenue of $374 million for the fiscal year ended October 1, 2005. Additional information on MTS can be found on the worldwide web at http://www.mts.com.

THIS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" MADE PURSUANT TO THE SAFE HARBOR PROVISION OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES, AS WELL AS ASSUMPTIONS, THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM HISTORICAL RESULTS AND THOSE PRESENTLY ANTICIPATED OR PROJECTED. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENT, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE. IN ADDITION TO THE FACTORS DISCUSSED ABOVE, OTHER IMPORTANT RISK FACTORS ARE DELINEATED IN THE COMPANY'S MOST RECENT SEC FORM 10-Q AND 10-K FILINGS.


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MTS News Release
Page 4

                             MTS SYSTEMS CORPORATION
                        Consolidated Statements of Income
                (unaudited - in thousands, except per share data)

                                                                        Three Months Ended         Six Months Ended
                                                                      ----------------------    ----------------------
                                                                       APRIL 1,     April 2,     APRIL 1,     April 2,
                                                                         2006         2005         2006         2005
                                                                      ---------    ---------    ---------    ---------
 Revenue:
   Product                                                            $  89,035    $  83,597    $ 168,524    $ 166,829
   Service                                                               13,833       12,518       26,187       22,367
                                                                      ---------    ---------    ---------    ---------
     Total revenue                                                      102,868       96,115      194,711      189,196
                                                                      ---------    ---------    ---------    ---------
 Cost of sales:
   Product                                                               50,882       47,857       95,897       95,973
   Service                                                                6,205        5,912       12,464       11,141
                                                                      ---------    ---------    ---------    ---------
     Total cost of sales                                                 57,087       53,769      108,361      107,114
                                                                      ---------    ---------    ---------    ---------
       Gross profit                                                      45,781       42,346       86,350       82,082
                                                                      ---------    ---------    ---------    ---------

 Operating expenses:
   Selling                                                               15,933       16,016       31,937       31,199
   General and administrative                                             8,896        7,824       17,000       14,745
   Research and development                                               4,694        3,910        8,841        7,625
                                                                      ---------    ---------    ---------    ---------
     Total operating expenses                                            29,523       27,750       57,778       53,569
                                                                      ---------    ---------    ---------    ---------

 Gain on sale of assets                                                     860           --          860           --
                                                                      ---------    ---------    ---------    ---------

 Income from operations                                                  17,118       14,596       29,432       28,513
                                                                      ---------    ---------    ---------    ---------

 Interest expense                                                          (415)        (520)        (869)      (1,115)
 Interest income                                                            782          485        1,464          890
 Other income, net                                                          302          269          327          424
                                                                      ---------    ---------    ---------    ---------

 Income before income taxes and discontinued operations                  17,787       14,830       30,354       28,712
 Provision for income taxes                                               6,488        5,151       11,099       10,301
                                                                      ---------    ---------    ---------    ---------
 Income before discontinued operations                                   11,299        9,679       19,255       18,411
                                                                      ---------    ---------    ---------    ---------

 Discontinued operations:
   Loss from discontinued operations, net of tax                             --       (1,206)          --       (1,746)
                                                                      ---------    ---------    ---------    ---------
 Net income                                                           $  11,299    $   8,473    $  19,255    $  16,665
                                                                      =========    =========    =========    =========

Earnings per share:
   Basic-
     Income before discontinued operations                            $    0.59    $    0.49    $    1.00    $    0.93
     Discontinued operations:
       Loss from discontinued operations, net of tax                         --        (0.06)          --        (0.09)
                                                                      ---------    ---------    ---------    ---------
     Earnings per share                                               $    0.59    $    0.43    $    1.00    $    0.84
                                                                      =========    =========    =========    =========
     Weighted average number of common shares outstanding - basic         9,072       19,857       19,263       19,783
                                                                      =========    =========    =========    =========

   Diluted-
     Income before discontinued operations                            $    0.58    $    0.47    $    0.97    $    0.89
     Discontinued operations:
       Loss from discontinued operations, net of tax                         --        (0.06)          --        (0.08)
                                                                      ---------    ---------    ---------    ---------
     Earnings per share                                               $    0.58    $    0.41    $    0.97    $    0.81
                                                                      =========    =========    =========    =========
     Weighted average number of common shares outstanding - diluted      19,580       20,654       19,792       20,625
                                                                      =========    =========    =========    =========


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MTS News Release
Page 5

                             MTS SYSTEMS CORPORATION
                           Consolidated Balance Sheets
                (unaudited - in thousands, except per share data)


                                                                APRIL 1,    October 1,
                                                                 2006          2005
                                                               ---------    ---------
ASSETS

  Current Assets:
   Cash and cash equivalents                                      $  84,159    $  83,143
   Short-term investments                                            23,025       76,650
   Accounts receivable, net of allowances for doubtful accounts      73,682       64,363
   Unbilled accounts receivable                                      30,271       25,093
   Inventories                                                       40,505       38,029
   Prepaid expenses                                                   4,790        2,600
   Current deferred tax assets                                        6,418        6,415
   Other current assets                                               2,217        2,351
   Assets of discontinued operations                                  1,433        1,710
                                                                  ---------    ---------
     Total current assets                                           266,500      300,354
                                                                  ---------    ---------

  Property and Equipment:
   Land                                                               1,668        1,668
   Buildings and improvements                                        41,048       40,906
   Machinery and equipment                                           76,659       72,837
   Accumulated depreciation                                         (76,153)     (72,458)
                                                                  ---------    ---------
     Total property and equipment, net                               43,222       42,953
                                                                  ---------    ---------

  Goodwill                                                            4,428        4,423
  Other assets                                                        2,119        2,291
  Non-current deferred tax assets                                     1,710        1,711
                                                                  ---------    ---------
  Total Assets                                                    $ 317,979    $ 351,732
                                                                  =========    =========

LIABILITIES AND SHAREHOLDERS' INVESTMENT

  Current Liabilities:
   Notes payable                                                  $   1,579    $   1,582
   Current maturities of long-term debt                               6,683        6,708
   Accounts payable                                                  17,567       16,142
   Accrued payroll-related costs                                     23,719       31,059
   Advance payments from customers                                   58,487       49,901
   Accrued warranty costs                                             4,511        5,333
   Accrued income taxes                                               6,546        3,643
   Current deferred income taxes                                      3,792        3,767
   Other accrued liabilities                                         17,152       15,026
   Liabilities of discontinued operations                               150          890
                                                                  ---------    ---------
     Total current liabilities                                      140,186      134,051
                                                                  ---------    ---------

  Deferred income taxes                                               2,314        2,310
  Long-term debt, less current maturities                            14,519       15,673
  Other long-term liabilities                                        11,834       11,266
                                                                  ---------    ---------
  Total Liabilities                                                 168,853      163,300
                                                                  ---------    ---------

  Shareholders' Investment:
   Common stock, $.25 par; 64,000 shares authorized:
     18,200 and 19,664 shares issued and outstanding                  4,550        4,916
   Retained earnings                                                135,755      173,487
   Accumulated other comprehensive income                             8,821       10,029
                                                                  ---------    ---------
     Total shareholders' investment                                 149,126      188,432
                                                                  ---------    ---------
  Total Liabilities and Shareholders' Investment                  $ 317,979    $ 351,732
                                                                  =========    =========


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MTS News Release
Page 6

                                    EXHIBIT A

                             MTS SYSTEMS CORPORATION
                    Stock Compensation Expense Reconciliation
                (unaudited - in thousands, except per share data)



                                                                        Three Months Ended     Six Months Ended
                                                                       -------------------   -------------------
                                                                       APRIL 1,   April 2,   APRIL 1,   April 2,
                                                                         2006       2005       2006       2005
                                                                       --------   --------   --------   --------

REVENUE                                                                $102,868   $ 96,115   $194,711   $189,196
                                                                       --------   --------   --------   --------

GROSS PROFIT:
Before stock compensation expense                                      $ 46,153   $ 42,346   $ 86,840   $ 82,082
Stock compensation expense                                                  372         --        490         --
                                                                       --------   --------   --------   --------
    Gross profit                                                       $ 45,781   $ 42,346   $ 86,350   $ 82,082
                                                                       --------   --------   --------   --------

OPERATING EXPENSES:

Selling expense before stock compensation expense                      $ 15,684   $ 16,016   $ 31,413   $ 31,199
Stock compensation expense                                                  249         --        524         --
                                                                       --------   --------   --------   --------
    Selling expense                                                    $ 15,933   $ 16,016   $ 31,937   $ 31,199
                                                                       --------   --------   --------   --------

General and administrative expense before stock compensation expense   $  8,310   $  7,824   $ 15,911   $ 14,745
Stock compensation expense                                                  586         --      1,089         --
                                                                       --------   --------   --------   --------
    General and administrative expense                                 $  8,896   $  7,824   $ 17,000   $ 14,745
                                                                       --------   --------   --------   --------

Research and development expense before stock compensation expense     $  4,675   $  3,910   $  8,802   $  7,625
Stock compensation expense                                                   19         --         39         --
                                                                       --------   --------   --------   --------
    Research and development expense                                   $  4,694   $  3,910   $  8,841   $  7,625
                                                                       --------   --------   --------   --------

Total operating expenses before stock compensation expense             $ 28,669   $ 27,750   $ 56,126   $ 53,569
Stock compensation expense                                                  854         --      1,652         --
                                                                       --------   --------   --------   --------
    Total operating expenses                                           $ 29,523   $ 27,750   $ 57,778   $ 53,569
                                                                       --------   --------   --------   --------

INCOME FROM OPERATIONS:
Before stock compensation expense                                      $ 18,344   $ 14,596   $ 31,574   $ 28,513
Stock compensation expense                                                1,226         --      2,142         --
                                                                       --------   --------   --------   --------
    Income from operations                                             $ 17,118   $ 14,596   $ 29,432   $ 28,513
                                                                       --------   --------   --------   --------

NET INCOME:
Before stock compensation expense                                      $ 12,193   $  8,473   $ 20,826   $ 16,665
Stock compensation expense                                                  894         --      1,571         --
                                                                       --------   --------   --------   --------
    Net income                                                         $ 11,299   $  8,473   $ 19,255   $ 16,665
                                                                       --------   --------   --------   --------

EARNINGS PER SHARE - DILUTED:
Before stock compensation expense                                      $   0.62   $   0.41   $   1.05   $   0.81
Stock compensation expense                                                 0.04         --       0.08         --
                                                                       --------   --------   --------   --------
    Earnings per share - diluted                                       $   0.58   $   0.41   $   0.97   $   0.81
                                                                       --------   --------   --------   --------